BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

The Brown Capital Management International Equity Fund

Supplement dated July 1, 2014 to the Fund’s Prospectus dated July 29, 2013

At its meeting held on June 20, 2014, the Board of Trustees of Brown Capital Management Mutual Funds approved a request by Brown Capital Management, LLC (the “Advisor”) to reduce the advisory fee currently payable by the Brown Capital Management International Equity Fund (“International Equity Fund” or “Fund”) and to revise the expense limitation agreement applicable to the Fund so as to further reduce costs. These changes will become effective on June 30, 2014.

As such, the section entitled “Fees and Expenses of the Fund” is replaced in its entirety with the following:

Fees and Expenses of the Fund. These tables describe the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

Shareholder Fees
(fees paid directly from your investment)	Investor Shares
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed
on shares sold after holding them for less than 60 days)	2.00%

Annual Fund Operating Expenses
 (expenses that you pay each year as a % of the value of your investment)

Management Fees[1]	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	2.22%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses[2]	3.37%
Fee Waivers and/or Expense Reimbursements[3]	(2.12%)
Total Annual Fund Operating Expenses After
Waivers and/or Expense Reimbursements[2,3]	1.25%

1.
Management fees have been restated to reflect the Board of Trustees’ approval on June 20, 2014 of an amended investment advisory agreement that reduced the management fee such that effective June 30, 2014, the Fund will pay 0.90% on assets up to $100 million and 0.75% on assets over $100 million. Prior to that time, the management fee was 1.00% on assets up to $100 million and 0.75% on assets over $100 million.

2.
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3.
The Advisor has entered into an Expense Limitation Agreement with the Trust with respect to International Equity Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the International Equity Fund and to assume other expenses of the International Equity Fund, if necessary, in an amount that limits the International Equity Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the International Equity Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.00% until July 31, 2015. Prior to June 30, 2014, the Advisor capped fees at 1.75% under the Expense Limitation Agreement. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses for the International Equity Fund being less than the operating expenses limit for the International Equity Fund, the International Equity Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Reimbursement for fees previously waived are subject to Board approval and are only applicable to fees waived or limited and other expenses assumed by the Advisor in the prior three (3) fiscal years.

Example. This example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the International Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$127	$838	$1,571	$3,510

Brown Capital Management Mutual Funds

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